SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 9, 2005
                        ---------------------------------
                        (Date of earliest event reported)

                            Heritage Worldwide, Inc.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware                   000-28277          13-4196258
    --------------------------  --------------------- --------------------
    (State of incorporation or  (Commission File No.)    (IRS Employer
          organization)                                 Identification No.)

                             337 Avenue de Bruxelles
                         83507 La Seyne-Sur-Mer (France)
                    ----------------------------------------
                    (Address of principal executive offices)

                              (011) (33) 494-109810
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        Entry Into a Material Definitive Agreement

     As of September 9, 2005, Eurofortune Holding, S.A. ("Eurofortune") purchased three convertible debentures from HEM Mutual Assurance LLC ("HEM") issued on October 9, 2003 by OS MXM, Inc. ("OS") to HEM. See Item 1.02 of the
Form 8-K for a brief description of such debentures. As part of Heritage Worldwide, Inc.'s (the "Company") merger with OS on October 9, 2003, the Company assumed all of the obligations and responsibilities of OS under the three debentures

     As of September 9, 2005, Eurofortune exchanged the three debentures for two convertible debentures issued by the Company each having an aggregate principal amount of $500,000. The outstanding principal amount and accrued interest at the rate of 1% per annum of the debentures is due and payable on October 9, 2008. The conversion prices of the debentures are fixed at $1.25 and $1.56. Shares of the Company's common stock issuable upon conversion of the debentures will consist of restricted shares that may only be sold publicly in accordance with Rule 144 under the Securities Act of 1933, unless the shares are registered with the Securities and Exchange Commission.

     The foregoing description of the two convertible debentures is merely a summary and is not intended to be complete. The debentures are filed as exhibits to this Form 8-K, and the full text of each such exhibit is incorporated herein by reference in its entirety.

     ITEM 1.02. Termination of a Material Definitive Agreement.

     On October 9, 2003, OS entered into a convertible debenture purchase agreement with HEM to sell $1 million of 1% convertible debentures due on October 9, 2008. Interest accrued from the date of the transaction and was payable in cash or common stock, at the option of the debenture holder. The conversion price for one convertible debenture amounting to $498,750 was the lesser of (a) $1.25 or (b) 100% of the average three lowest closing bid prices during the last 40 trading days immediately preceding the conversion. The conversion price for the second convertible debenture amounting to $500,000 was the lesser of (a) $1.56 or (b) 100% of the average three lowest closing bid prices during the last 40 trading days immediately preceding the conversion. The conversion price for the third convertible debenture amounting to $1,250 was $.001. Under HEM's convertible debenture purchase agreement, OS was required to maintain a common stock escrow account with 10 million unrestricted, free-trading shares of the Company's common stock, which were available for issuance upon conversion of the debentures. As part of the Company's merger with OS on October 9, 2003, the Company assumed all of the obligations and responsibilities of OS under the debenture purchase agreement.

     As stated in Item 1.01 of this Form 8-K, Eurofortune purchased the three debentures from HEM for a total purchase price of $1,048,897, and the 10 million unrestricted free-trading shares of the Company's common stock were returned to the treasury.

     ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits:

Exhibit No.    Title

    10.1 Debenture Purchase Agreement dated as of September 9, 2005 by and among Eurofortune Holding, S.A., HEM Mutual Assurance LLC and Heritage Worldwide, Inc.

    10.2       Issuance   Agreement  dated  as  of  September  9,  2005  between
               Eurofortune Holding, S.A. and Heritage Worldwide, Inc.

    10.3 Limited Release by Heritage Worldwide, Inc. of Gottbetter & Partners, LLP dated as of September 9, 2005.

    10.4 Escrow Transfer Agreement dated as of September 9, 2005 between Eurofortune Holding, S.A., HEM Mutual Assurance LLC, Heritage Worldwide, Inc. and Gottbetter & Partners, LLP.

    10.5       Amended and Restated  First  Debenture A dated as of September 9,
               2005.

    10.6       Amended and Restated  First  Debenture B dated as of September 9,
               2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HERITAGE WORLDWIDE, INC.



                                         By:    /s/ Claude Couty
                                                -------------------------------
                                         Name:  Claude Couty
                                         Title: Chief Financial Officer


Date:  September 15, 2005

EXHIBIT INDEX

Exhibit        Description


    10.1 Debenture Purchase Agreement dated as of September 9, 2005 by and among Eurofortune Holding, S.A., HEM Mutual Assurance LLC and Heritage Worldwide, Inc.

    10.2       Issuance   Agreement  dated  as  of  September  9,  2005  between
               Eurofortune Holding, S.A. and Heritage Worldwide, Inc.

    10.3 Limited Release by Heritage Worldwide, Inc. of Gottbetter & Partners, LLP dated as of September 9, 2005.

    10.4 Escrow Transfer Agreement dated as of September 9, 2005 between Eurofortune Holding, S.A., HEM Mutual Assurance LLC, Heritage Worldwide, Inc. and Gottbetter & Partners, LLP.

    10.5       Amended and Restated  First  Debenture A dated as of September 9,
               2005.

    10.6       Amended and Restated  First  Debenture B dated as of September 9,
               2005.